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                                                                   EXHIBIT 10.12

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                              AND CREDIT DOCUMENTS

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS, dated as of the 17th day of February, 2000 (this "Amendment"), is made among ORTHODONTIC CENTERS OF AMERICA, INC., a Delaware corporation with its principal offices in Ponte Vedra Beach, Florida ("OCA"), the Subsidiaries (as defined in the Credit Agreement referred to below) of OCA listed on the signature pages hereto, the Required Lenders (as defined in the Credit Agreement referred to below), FIRST UNION NATIONAL BANK, as agent for the Lenders (in such capacity, the "Agent"), BANK OF AMERICA, FSB, as Documentation Agent (in such capacity, the "Documentation Agent"), and CITIBANK, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").

                                    RECITALS

      A. OCA, certain banks and other financial institutions, the Agent, the Documentation Agent and the Syndication Agent are parties to a Credit Agreement, dated as of October 8, 1998 (the "Credit Agreement"), providing for the availability of certain credit facilities to OCA and certain other borrowers from time to time parties thereto upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

      B. OCA has requested certain amendments to the Credit Agreement, and the Required Lenders have agreed to make such amendments, upon the terms and conditions set forth herein.

                             STATEMENT OF AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.    Defined Terms.

      (a) The following defined terms are hereby added to the Credit Agreement in proper alphabetical order:

            "`Consolidated Indebtedness' shall mean, as of any date of determination, the aggregate (without duplication) of all Indebtedness of OCA and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP."

            "`Permitted Additional Note' shall mean a Promissory Note in the principal amount of $3,000,000, to be made by OCA in favor of First Union for the purpose of funding account overdrafts, as the same may be amended, modified, supplemented or replaced from time to time."

      (b) The definition of "Credit Documents" in Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the words "any Hedge Agreement to which OCA and any Lender are parties and that is permitted or required to be entered into by OCA hereunder."

      (c) The definition of "Foreign Currency Sublimit" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            " `Foreign Currency Sublimit' shall mean $16,000,000 or, if less, the aggregate Commitments at the time of determination, as such amount may be reduced at or prior to such time pursuant to the terms hereof."
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      2.    Indebtedness. Section 8.2 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (viii) thereof, (b) adding the word "and" to the end of clause (ix) thereof, and (c) adding the following clause (x) to the end thereof:

            "(x) Indebtedness under the Permitted Additional Note."

      3. Amendments, Waivers, etc. The proviso at the end of Section 12.6 of the Credit Agreement is hereby amended to delete therefrom the words "and any Hedge Agreement to which any Lender is a party."

      4.    Amendments to Subsidiary Guaranty, OCA Pledge Agreement.

      (a) Clause (i) of Section 1(a) of the Subsidiary Guaranty is hereby amended and restated in its entirety as follows:

            "(i) guarantees (a) to the Lenders (including the Issuing Lender in its capacity as such) and the Agent (together with any Lender in the capacity described in clause (b) or clause (c) below, collectively, the "Guaranteed Parties") the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all Obligations of OCA and the other Borrowers under the Credit Agreement and the other Credit Documents, including, without limitation, all principal of and interest on the Loans, all Reimbursement Obligations in respect of Letters of Credit, all fees, expenses, indemnities and other amounts payable by OCA or any other Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to OCA or any other Borrower seeking relief under any Insolvency Laws (as hereinafter defined), whether or not the claim for such interest is allowed in such proceeding), and all Obligations that, but for the operation of the automatic stay under
      Section 362(a) of the Bankruptcy Code, would become due, (b) to each applicable Lender in its capacity as a counterparty to any Hedge Agreement with OCA required or permitted under the Credit Agreement, all obligations of OCA under such Hedge Agreement, and (c) to First Union National Bank ("First Union"), in its capacity as lender under the Permitted Additional Note, all principal of and interest on the loans and advances made by First Union thereunder and all other obligations and amounts payable by OCA thereunder (including interest accruing after the filing of a petition or commencement of a case by or with respect to OCA seeking relief under any Insolvency Laws, whether or not the claim for such interest is allowed in such proceeding), and all such obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, in each case under (a), (b) and (c) whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (all liabilities and obligations described in this clause (i), collectively, the "Guaranteed Obligations"); and"

      (b) The first parenthetical in Section 1 of the OCA Pledge Agreement is hereby amended and restated in its entirety as follows:

            "(including the Issuing Lender in its capacity as such, and including any Lender in its capacity as a counterparty to any Hedge Agreement with OCA required or permitted under the Credit Agreement)"

      (c) Section 2 of the OCA Pledge Agreement is hereby amended and restated in its entirety as follows:

            "2. Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of (i) in the case of OCA and the other Borrowers, (y) all Obligations, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by OCA or any other Borrower under the Credit Agreement, this Agreement, the Subsidiary Guaranty or any other Credit Document, and all liabilities and obligations of OCA under the Permitted Additional Note (including, in each case


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      under this clause (y), interest accruing after the filing of a petition or commencement of a case by or with respect to OCA or any other Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), and (z) all liabilities and obligations of OCA under any Hedge Agreement required or permitted under the Credit Agreement and to which OCA and any Lender are parties, and (ii) in the case of any Subsidiary of OCA, all of its liabilities and obligations (if any) as a Guarantor (as defined in the Subsidiary
      Guaranty) in respect of the Obligations; and in each case under (i) and
      (ii) above, (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) all fees, costs and expenses payable by the Pledgors under SECTION 11; and in each case under (i) and (ii) above, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations described in this SECTION 2, collectively, the "Secured Obligations")."

      5. Representations and Warranties. OCA hereby represents and warrants as follows:

      (a) Each of the representations and warranties contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof and will be true and correct on and as of the Amendment Effective Date (as hereinafter defined) and after giving effect to this Amendment with the same effect as if made on and as of such date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

      (b) On and as of the date hereof, no Default or Event of Default has occurred and is continuing, and on and as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

      (c) The Subsidiaries of OCA listed on the signature pages to this Amendment comprise all of the Subsidiaries that, as of the date hereof, are required to be a party to the Subsidiary Guaranty pursuant to the terms of the Credit Agreement.

      6. Effect of Amendment. From and after the effective date of the amendments to the Credit Agreement and the other Credit Documents set forth herein, all references to any such Credit Document set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to such Credit Document as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or any other Credit Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement and each of the other Credit Documents shall remain in full force and effect in accordance with its terms.

      7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Florida (without regard to the conflicts of law provisions thereof).

      8. Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

      9. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.



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      10.   Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

      11. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") upon which the Agent shall have received an executed counterpart hereof from each of OCA, the Subsidiaries listed on the signature pages hereto, and the Required Lenders.









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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

                        FIRST UNION NATIONAL BANK, as Agent
                        and as a Lender


                        By:    /s/ Joyce Barry

                        Title: Senior Vice President

                        CITIBANK, N.A., as Syndication Agent and as a Lender

                        By:    /s/ Larry Farley

                        Title: Director

                        BANK OF AMERICA, FSB, as Documentation
                        Agent and as a Lender

                        By:    /s/ Brian K. Keeney

                        Title: Vice President

                        BANK ONE, TEXAS, N.A.

                        By:    _______________________________

                        Title: _______________________________


                        WACHOVIA BANK, N.A.

                        By:    /s/ Kimberly A. Bruce

                        Title: Vice President



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                             [signatures continued]

                        ORTHODONTIC CENTERS OF AMERICA, INC.


                        By:    /s/ Bartholomew F. Palmisano, Jr.

                        Title: Secretary

                        ORTHODONTIC CENTERS OF ALABAMA, INC.
                        ORTHODONTIC CENTERS OF ARKANSAS, INC.
                        ORTHODONTIC CENTERS OF ARIZONA, INC.
                        ORTHODONTIC CENTERS OF CALIFORNIA, INC.
                        ORTHODONTIC CENTERS OF COLORADO, INC.
                        ORTHODONTIC CENTERS OF CONNECTICUT, INC.
                        ORTHODONTIC CENTERS OF FLORIDA, INC.
                        ORTHODONTIC CENTERS OF GEORGIA, INC.
                        ORTHODONTIC CENTERS OF HAWAII, INC.
                        ORTHODONTIC CENTERS OF ILLINOIS, INC.
                        ORTHODONTIC CENTERS OF INDIANA, INC.
                        ORTHODONTIC CENTERS OF KANSAS, INC.
                        ORTHODONTIC CENTERS OF KENTUCKY, INC.
                        ORTHODONTIC CENTERS OF LOUISIANA, INC.
                        ORTHODONTIC CENTERS OF MAINE, INC.
                        ORTHODONTIC CENTERS OF MARYLAND, INC.
                        ORTHODONTIC CENTERS OF MASSACHUSETTS, INC.
                        ORTHODONTIC CENTERS OF MICHIGAN, INC.
                        ORTHODONTIC CENTERS OF MINNESOTA, INC.
                        ORTHODONTIC CENTERS OF MISSISSIPPI, INC.
                        ORTHODONTIC CENTERS OF MISSOURI, INC.
                        ORTHODONTIC CENTERS OF NEVADA, INC.
                        ORTHODONTIC CENTERS OF NEW HAMPSHIRE, INC.
                        ORTHODONTIC CENTERS OF NEW JERSEY, INC.
                        ORTHODONTIC CENTERS OF NEW MEXICO, INC.
                        ORTHODONTIC CENTERS OF NEW YORK, INC.
                        ORTHODONTIC CENTERS OF NORTH CAROLINA, INC.
                        ORTHODONTIC CENTERS OF NORTH DAKOTA, INC.
                        ORTHODONTIC CENTERS OF OHIO, INC.
                        ORTHODONTIC CENTERS OF OKLAHOMA, INC.
                        ORTHODONTIC CENTERS OF OREGON, INC.
                        ORTHODONTIC CENTERS OF PENNSYLVANIA, INC.
                        ORTHODONTIC CENTERS OF PUERTO RICO, INC.
                        ORTHODONTIC CENTERS OF RHODE ISLAND, INC.
                        ORTHODONTIC CENTERS OF SOUTH CAROLINA, INC.
                        ORTHODONTIC CENTERS OF TENNESSEE, INC.
                        ORTHODONTIC CENTERS OF TEXAS, INC.
                        ORTHODONTIC CENTERS OF UTAH, INC.
                        ORTHODONTIC CENTERS OF VIRGINIA, INC.
                        ORTHODONTIC CENTERS OF WASHINGTON, INC.
                        ORTHODONTIC CENTERS OF WASHINGTON, D.C., INC. ORTHODONTIC CENTERS OF WEST VIRGINIA, INC. ORTHODONTIC CENTERS OF WISCONSIN, INC. ORTHODONTIC CENTERS OF WYOMING, INC.
                        OCA KENTUCKY MERGERCO, INC.
                        ORTHODONTIC CENTERS OF WISCONSIN
                          MERGER COMPANY, INC.

                        By:    /s/ Bartholomew F. Palmisano, Jr.

                        Title: Secretary



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